Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Shapiro, certify that:

1.             I have reviewed this amended annual report on Form 10-K/A of Six Flags, Inc.; and

2.             Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  April 26, 2010

/s/ Mark Shapiro
Mark Shapiro
President and Chief Executive Officer